Exhibit 99.2 Investor Presentation September 2020Exhibit 99.2 Investor Presentation September 2020

Disclaimer (1/2) Forward Looking Statements Certain statements in this presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or future financial or operating performance of Conyers Park II Acquisition Corp. (“CP”) or Advantage Solutions Inc. (the “Company”) and the proposed business combination (the “Business Combination”) involving CP and the Company. For example, projections of future revenue and Adjusted EBITDA and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by CP and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against CP, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of CP, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in CP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither CP nor the Company undertakes any duty to update these forward-looking statements. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including Adjusted EBITDA and certain ratios and other metrics derived there from. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this presentation or to the appendix found at the end of this presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with GAAP. This presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. 1Disclaimer (1/2) Forward Looking Statements Certain statements in this presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or future financial or operating performance of Conyers Park II Acquisition Corp. (“CP”) or Advantage Solutions Inc. (the “Company”) and the proposed business combination (the “Business Combination”) involving CP and the Company. For example, projections of future revenue and Adjusted EBITDA and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by CP and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against CP, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of CP, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in CP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither CP nor the Company undertakes any duty to update these forward-looking statements. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including Adjusted EBITDA and certain ratios and other metrics derived there from. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this presentation or to the appendix found at the end of this presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with GAAP. This presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. 1

Disclaimer (2/2) Use of Projections This presentation contains financial forecasts with respect to the Company’s projected financial results, including Revenue and Adjusted EBITDA, for the Company's fiscal years 2020 through 2021. The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data In this Presentation, CP and the Company rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither CP nor the Company has independently verified the accuracy or completeness of any such third-party information. Estimates of industry and market data by Dechert-Hampe & Company ( Dechert-Hampe ) referred to herein are derived from a study prepared for the Company by Dechert-Hampe and represent research opinions of Dechert-Hampe. The estimates of Dechert-Hampe referred to in this presentation are based on historical data that speaks as of May 31, 2019 or earlier, and not as of the date of this presentation. The markets that are the subject of the Dechert-Hampe market study may have changed significantly since May 31, 2019 and earlier time periods as a result of the passage of time and the COVID-19 pandemic. Additional Information CP intends to file with the SEC a proxy statement relating to the proposed Business Combination, which will be mailed to its stockholders once definitive. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. CP’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, CP and the Business Combination. When available, the definitive proxy statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of CP as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Conyers Park II Acquisition Corp., c/o Centerview Capital, 999 Vanderbilt Beach Road, Suite 601, Naples, Florida. Participants in the Solicitation CP and its directors and executive officers may be deemed participants in the solicitation of proxies from CP’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in CP is contained in CP’s annual report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Conyers Park II Acquisition Corp., c/o Centerview Capital, 999 Vanderbilt Beach Road, Suite 601, Naples, Florida. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of CP in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement for the proposed Business Combination when available. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of CP, the Company, or any of their respective affiliates. You should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision. The information contained herein does not purport to be all-inclusive and none of CP, the Company or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Investor Presentation. 2Disclaimer (2/2) Use of Projections This presentation contains financial forecasts with respect to the Company’s projected financial results, including Revenue and Adjusted EBITDA, for the Company's fiscal years 2020 through 2021. The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data In this Presentation, CP and the Company rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither CP nor the Company has independently verified the accuracy or completeness of any such third-party information. Estimates of industry and market data by Dechert-Hampe & Company ( Dechert-Hampe ) referred to herein are derived from a study prepared for the Company by Dechert-Hampe and represent research opinions of Dechert-Hampe. The estimates of Dechert-Hampe referred to in this presentation are based on historical data that speaks as of May 31, 2019 or earlier, and not as of the date of this presentation. The markets that are the subject of the Dechert-Hampe market study may have changed significantly since May 31, 2019 and earlier time periods as a result of the passage of time and the COVID-19 pandemic. Additional Information CP intends to file with the SEC a proxy statement relating to the proposed Business Combination, which will be mailed to its stockholders once definitive. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. CP’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, CP and the Business Combination. When available, the definitive proxy statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of CP as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Conyers Park II Acquisition Corp., c/o Centerview Capital, 999 Vanderbilt Beach Road, Suite 601, Naples, Florida. Participants in the Solicitation CP and its directors and executive officers may be deemed participants in the solicitation of proxies from CP’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in CP is contained in CP’s annual report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Conyers Park II Acquisition Corp., c/o Centerview Capital, 999 Vanderbilt Beach Road, Suite 601, Naples, Florida. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of CP in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement for the proposed Business Combination when available. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of CP, the Company, or any of their respective affiliates. You should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision. The information contained herein does not purport to be all-inclusive and none of CP, the Company or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Investor Presentation. 2

Today's Participants

Conyers Park II



Jim Kilts
Executive Chairman

- Founded Centerview Capital in 2006
- Chairman of The Simply Good Foods Company
- Board member of Pfizer and Unifi
- Former Chairman of The Nielsen Company, Vice Chairman of Procter & Gamble and board member of MetLife
- Former Chairman, CEO and President of The Gillette Company
- Former CEO and President of Nabisco
- Former head of Kraft Foods and General Foods *(Worldwide Food Group at Philip Morris)*
- B.A. from Knox College, MBA from University of Chicago



Dave West
Chief Executive Officer

- Joined Centerview Capital as a partner in 2016
- Vice Chairman of The Simply Good Foods Company
- Former CEO and President of Big Heart Pet Brands *(fka Del Monte Corporation)*
- Former CEO and President of The Hershey Company
- Previous senior management positions at Nabisco and Kraft Foods
- B.S. from Bucknell University



Brian Ratzan
Chief Financial Officer

- Joined Centerview Capital as a partner in 2014
- Director of The Simply Good Foods Company
- Previously Head of U.S. Private Equity at Pamplona Capital Management and Head of the Consumer Group at Vestar Capital
- 25 years of private equity experience
- B.A. from University of Michigan, MBA from Harvard Business School

Advantage Solutions



Tanya Domier
Chief Executive Officer

- Chief Executive Officer since 2013
- 29 years of experience at Advantage Solutions, previously serving as President and Chief Operating Officer and as President of Marketing
- Previously held roles with The J.M. Smucker Company
- Sits on the board of directors of Yum! Brands, Nordstrom and Enactus
- B.A. from California State University - Chico



Brian Stevens
Chief Financial Officer and Chief Operating Officer

- Chief Financial Officer since 2010 and Chief Operating Officer since 2015
- 12 years of experience at Advantage Solutions
- Former Vice President of Finance at Multi-Fineline Electronix, Inc.
- Formerly held roles with PWC
- B.A. in Business Administration from California State University - Fullerton, MBA from the University of Southern California



Jill Griffin
President and Chief Commercial Officer

- Chief Commercial Officer since 2019
- 12 years of experience at Advantage Solutions, previously serving as President of Marketing
- Former President of the Interactive Publishing division of Navarre Corporation
- Previously held roles with TMP Worldwide
- B.A. from the University of Minnesota, B.S. from the University of Minnesota, Carlson School of Management

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Today’s Agenda 1. Key Messages / Introduction 2. Advantage Solutions Business Overview 3. Advantage Solutions Financial Overview 4. Advantage Solutions Transaction Details 5. Conclusion 4Today’s Agenda 1. Key Messages / Introduction 2. Advantage Solutions Business Overview 3. Advantage Solutions Financial Overview 4. Advantage Solutions Transaction Details 5. Conclusion 4

Key Messages / Introduction Section 1Key Messages / Introduction Section 1

Situation Overview § We are pleased to share with you our thoughts on the business combination of Conyers Park II with Advantage Solutions (“Advantage” or the “Company”) § As part of the combination, we will deploy our $450mm held in trust as well as the proceeds from a $700mm common stock private placement – Existing investor group (including CVC and Leonard Green) to invest $200mm of the $700mm § Advantage is the leading provider of outsourced sales and marketing solutions to manufacturers of consumer goods and retailers across multiple channels – The Company’s solutions include headquarter sales, retail and e-commerce merchandising and marketing services, as well as digital and in-store sampling – 2021E Revenue and Adjusted EBITDA of $3.5bn and $515mm, respectively § Advantage is an attractive asset for Conyers Park II – Clear leader in the mission-critical ecosystem linking brands and retailers – Robust financial profile à consistent growth, strong cash flows, meaningful upside – Attractive entry valuation § We are confident in our ability to add value to the business – Conyers Park II principals have extensive knowledge of Advantage and experience with the Company’s blue chip customer base 6 – Multiple levers for future growth and shareholder value creationSituation Overview § We are pleased to share with you our thoughts on the business combination of Conyers Park II with Advantage Solutions (“Advantage” or the “Company”) § As part of the combination, we will deploy our $450mm held in trust as well as the proceeds from a $700mm common stock private placement – Existing investor group (including CVC and Leonard Green) to invest $200mm of the $700mm § Advantage is the leading provider of outsourced sales and marketing solutions to manufacturers of consumer goods and retailers across multiple channels – The Company’s solutions include headquarter sales, retail and e-commerce merchandising and marketing services, as well as digital and in-store sampling – 2021E Revenue and Adjusted EBITDA of $3.5bn and $515mm, respectively § Advantage is an attractive asset for Conyers Park II – Clear leader in the mission-critical ecosystem linking brands and retailers – Robust financial profile à consistent growth, strong cash flows, meaningful upside – Attractive entry valuation § We are confident in our ability to add value to the business – Conyers Park II principals have extensive knowledge of Advantage and experience with the Company’s blue chip customer base 6 – Multiple levers for future growth and shareholder value creation

Our Investment Thesis

- **Advantage is the leader in the mission-critical sales and marketing services industry**
  - Emerged as the go-to-company in the industry
  - Significant and durable competitive advantages due to scale, differentiated capabilities and investment in talent and technology over time
- **Operates in large and stable end markets**
  - Consistent end market growth over time → driven by the underlying growth of the CPG industry, food inflation and continued outsourcing by CPG manufacturers and major retailers
- **Diverse and sticky revenue streams**
  - Highly recurring revenue → client / customer average retention rate of 98% *(from 2009 – 2019)*[(1)]
- **Attractive financial profile**
  - Consistent track record of growth, through different economic cycles
  - Capital-efficient business model → limited reinvestment requirements, resulting in strong free cash flow
  - Flexible cost structure → large variable cost component
- **Multiple levers for future growth**
  - Significant whitespace with existing clients in existing channels
  - Opportunity for incremental growth through new client wins, new channels and new service offerings
  - Further international expansion
- **Attractive M&A platform, with a robust strategic acquisitions pipeline**
  - Tuck-in M&A to continue to enhance portfolio of service offerings in both sales and marketing
  - Free cash flow characteristics provide ample capital for M&A
  - Acquired over 60 businesses since 2014 at attractive prices
- **High quality, proven management team**

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(1) Defined as prior year total revenues less annual revenues from lost clients in that period, divided by prior year total revenues.

Why We Believe Advantage Is a Terrific Business and a Terrific Value § Advantage is better positioned versus competition today than it ever has been – Clear leader in the space – #1 share in key business units – Unmatched scale and capabilities and proprietary technology tools § Resilient business model that has performed well in difficult times over its history – 2008 recession – Restructuring of retail coverage – COVID-19 § Well positioned to take advantage of long-term trends – Including growth in e-commerce and in private brands § High quality management team à proven winners over time – Jim Kilts has been on the board of the Company since 2014 (as part of Centerview Capital’s investment in the business) – Knows team and business very well § Financial model is solid and represents excellent value 8Why We Believe Advantage Is a Terrific Business and a Terrific Value § Advantage is better positioned versus competition today than it ever has been – Clear leader in the space – #1 share in key business units – Unmatched scale and capabilities and proprietary technology tools § Resilient business model that has performed well in difficult times over its history – 2008 recession – Restructuring of retail coverage – COVID-19 § Well positioned to take advantage of long-term trends – Including growth in e-commerce and in private brands § High quality management team à proven winners over time – Jim Kilts has been on the board of the Company since 2014 (as part of Centerview Capital’s investment in the business) – Knows team and business very well § Financial model is solid and represents excellent value 8

Transaction Overview

- Enterprise value of $5.2bn
  - Compelling valuation at 10.1x 2021E Adjusted EBITDA of $515mm and 10.9x 2021E Adjusted EBITDA less CapEx of $475mm *(CapEx of $40mm)*

- Transaction proceeds used to reduce company leverage
  - Resulting net debt of $1.9bn[(1)], or 3.7x LTM June Adjusted EBITDA *(of $508mm)* and expect to de-lever to ~3.5x at end of 2021E

- Equity portion financed through:
  - $450mm of cash from Conyers Park II trust[(2)]
  - New common stock private placement of $700mm → 70mm shares purchased at $10.00 per share
    - Existing investor group *(including CVC and Leonard Green)* investing $200mm as part of the private placement

- Equity value at $10.00 per share of $3.3bn
  - Existing ownership group to rollover entire stake, own 62% ownership in pro forma company[(3)]
  - Conyers Park II and common stock private placement investors to own 38% of the pro forma company

- Jim Kilts to serve as Chairman post-closing
  - Existing management to continue to run the business

- Closing expected as soon as late October

(1) Based on a $2.1bn term loan and $200mm of cash.
(2) Assumes no redemptions.
(3) Common stock private placement shares purchased by existing ownership group are not reflected in the 62% ownership figure.

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Advantage Solutions Business Overview Section 2Advantage Solutions Business Overview Section 2

Company Snapshot Advantage manages critical sales, merchandising and marketing activities for clients at scale across the entire consumer ecosystem… 400+ Data Analytics 200,000+ Retail 3,500+ Clients 58,000+ Associates Professionals Outlets Select Brands Select Retailers …resulting in durable competitive advantages and high barriers to entry 11Company Snapshot Advantage manages critical sales, merchandising and marketing activities for clients at scale across the entire consumer ecosystem… 400+ Data Analytics 200,000+ Retail 3,500+ Clients 58,000+ Associates Professionals Outlets Select Brands Select Retailers …resulting in durable competitive advantages and high barriers to entry 11

What Advantage Does

Essential partner to leading brands and retailers, helping clients reach consumers every day in-store and online through technology-enabled sales and marketing solutions



Represents activity supported by proprietary technology and insights
SALES
PRODUCT'S
PATH TO PURCHASE
1 Brand Strategy and Planning
2 Insight-Based Sales Plan
3 Retailer HQ Sales Call
4 Order Administration
5 Retail Merchandising
Consumer Purchase
6
7
Order Reconciliation
SHOPPER'S
PATH TO PURCHASE
1 Pre-Shop:
Build Awareness and Drive Traffic
2 Shop:
Brand Engagement and Influence Purchase
3
Consumer Purchase
4 Post-Shop:
Create Brand Loyalty
MARKETING

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Path to purchase journey, process, design and graphic Copyright © 2020 Advantage Solutions Inc. All Rights Reserved.

We Divide Advantage Into Two Operating Segments 2019A Total Revenue of $3.8bn Marketing Revenue of Sales Revenue of $1.8bn $1,955mm $1,830mm $2.0bn (48% of Total) (52% of Total) Sales Marketing Clear market leader across core service lines in both Sales and Marketing segments with attractive platforms for growth in e-commerce 13We Divide Advantage Into Two Operating Segments 2019A Total Revenue of $3.8bn Marketing Revenue of Sales Revenue of $1.8bn $1,955mm $1,830mm $2.0bn (48% of Total) (52% of Total) Sales Marketing Clear market leader across core service lines in both Sales and Marketing segments with attractive platforms for growth in e-commerce 13

Our Sales Business:
Leader in Essential Sales and Merchandising Services

- Provides essential sales and merchandising services to increase consumer product sales in-store and online for leading brands and retailers
- Large and critical partner managing the vital link between brands and retailers → with comprehensive coverage of CPGs, retail and foodservice
  - Traditional retail channels[(1)] business represents $1bn+ of revenue
- Industry leading talent, technology and capabilities
- Competitive advantages from scale, expertise and sticky relationships with long-term blue-chip clients
- Clear market leader in large and stable U.S. outsourced sales and merchandising market
- Early leadership in building international sales and marketing platform with European Joint Venture

Market Leader with Scale Advantages

U.S. Sales Agency Revenue
(Data as of 2018)



ADVANTAGE
SOLUTIONS
20%
Total
Market:
~$7bn
Other
55%
19%
Acosta
6%
Crossmark

Strong #1 market share position

Since 2018 *(data above)*, Advantage has won 9 large national accounts → has further solidified leadership position in the industry

Industry fragmentation presents opportunity for future growth

Source: Market data represents estimates from Dechert-Hampe industry report (based on 2018 data).
(1) Traditional retail channels includes physical and digital outlets in grocery, drug, mass, convenience, club and natural / specialty.

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Our Marketing Business: Leader in Attractive Large and Growing Categories Market leader in experiential marketing and Strong #1 Market Share Position sampling – $1bn+ of revenue Manage Leading Retailers’ Critical In-store and Online Sampling – Sticky long-term partnerships with leading Programs retailers – Competitive advantages from scale, Experiential expertise and technology create high barriers to entry Ad Age #1 Experiential / Events Agency* – Innovation leader with omni-channel 7-Years Running vehicles (e.g., virtual advisors, e-commerce and online pick-up sampling) 30+ Year Global Partnership Powerful collection of highly relevant agency capabilities against growing channels Shopper & Ad Age #1 U.S. Promotion – Award winning shopper and consumer Consumer Agency* 7-Years Running marketing services – Full-service digital marketing *solutions Agency Digital Full-Service Digital Agency – Industry pioneer and leading provider of private label services #1 Provider of Private Label Private Label Services Source: Market data represents estimates from Dechert-Hampe industry report 15 (based on 2018 data).

Our Digital Commerce Services: Unique Capabilities to Win in E-commerce Market

- Building end-to-end platform to manage all aspects of clients' e-commerce value chain across sales, merchandising and marketing activities
- Leading partner at key e-commerce retailers including: amazon Walmart
- Well positioned to capture significant growth in market for digital and e-commerce services versus fragmented competitive set → driven by Advantage's expertise and trusted relationships with leading brands and retailers
- Seeing accelerated adoption of these services and expect market to continue to create opportunity as the channel evolves and grows

	E-Commerce Sales			Online Merchandising		E-Commerce Marketing	
Key Capabilities	Business Advisory	First Party HQ Sales	Third Party Market Sales	Content Creation	Content Syndication	Digital Advertising	Brand Advocacy
Select Clients	Smucker's, Church & Dwight	method, Hormel	Quest Nutrition, Suavecito	Tyson, NOW	fitbit, Microsoft	Kraft, Tyson	Mondelēz International, Smucker's

16

Advantage is an Indispensable Component of the Value Chain… Deeply integrated with leading brands and retailers, managing critical components of how they execute their go-to-market strategy to grow their business every day Brand Partnership: Leading CPG Manufacturer Retailer Partnership: Leading Grocery Retailer Digital & Headquarter Media Sales Retailer-Centric In-Store Sampling Occasion Merchandising (Experiential) Based Marketing Dedicated Category Management +10 Year Partnership Shopper Marketing Foodservice Private Brand Digital Content Development Joint Business Retail Planning Servicing Sales Marketing 17Advantage is an Indispensable Component of the Value Chain… Deeply integrated with leading brands and retailers, managing critical components of how they execute their go-to-market strategy to grow their business every day Brand Partnership: Leading CPG Manufacturer Retailer Partnership: Leading Grocery Retailer Digital & Headquarter Media Sales Retailer-Centric In-Store Sampling Occasion Merchandising (Experiential) Based Marketing Dedicated Category Management +10 Year Partnership Shopper Marketing Foodservice Private Brand Digital Content Development Joint Business Retail Planning Servicing Sales Marketing 17

…With Expanding Partnerships from Earned Trust… Strong Partnership Providing Critical Services for 25+ Years E-Commerce Leading CPG Manufacturer Agency Shopper Marketing Agency Consumer Promotion Agency Food Service Marketing Sales Marketing Business Intelligence and Technology Retail Experiential National Headquarter Sales Retail Service Agency 18…With Expanding Partnerships from Earned Trust… Strong Partnership Providing Critical Services for 25+ Years E-Commerce Leading CPG Manufacturer Agency Shopper Marketing Agency Consumer Promotion Agency Food Service Marketing Sales Marketing Business Intelligence and Technology Retail Experiential National Headquarter Sales Retail Service Agency 18

…Resulting in Strong, Long-Term Relationships…

	Client	Length of Relationship	Service Offering: Sales	Service Offering: Marketing
Brands	MARS	25+	✓	✓
	SMUCKER'S	25+	✓	✓
	Unilever	25+	✓	✓
		15+	✓	✓
	gsk	15+	✓	✓
	PEPSICO	10+	✓	✓
	SC Johnson	10+	✓	✓
	Tyson	10+	✓	✓
Retailers	COSTCO WHOLESALE	25+	✓	✓
	Kroger	25+	✓	✓
	Walmart	25+	✓	✓
	Ahold Delhaize	25+	✓	✓
		25+	✓	✓
		25+	✓	✓
	BJ's	20+	✓	✓
	TARGET	20+	✓	✓

From 2009 through 2019, Advantage has achieved an average revenue-weighted client retention rate of ~98%(1)

19

(1) Defined as prior year total revenues less annual revenues from lost clients in that period, divided by prior year total revenues.

…Creating a Proven Track Record Across Economic Cycles



Revenue CAGR: 12.6%
Organic Revenue CAGR(2): 4.0%
Adj. EBITDA CAGR(1): 11.0%
2008 – 2010
Revenue CAGR: 9.6%
Adjusted EBITDA(1): 11.8%
$907
$924
$953
$1,110
$1,171
$1,401
$1,575
$1,714
$1,895
$2,100
$2,417
$3,708
$3,785
$144
$149
$170
$186
$205
$245
$274
$327
$365
$411
$440
$471
$504
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Adj. EBITDA Margin(1)
15.8%
16.1%
17.8%
16.7%
17.5%
17.5%
17.4%
19.1%
19.3%
19.6%
18.2%
12.7%
13.3%
Revenues
Adjusted EBITDA
Daymon Acquisition in December 2017

Note: Dollars in millions. Acquisition of Daymon closed December 2017. Revenue and Adjusted EBITDA CAGRs based on 2007 – 2019 time period. Organic revenue CAGR based on 2008 – 2019 time period.

(1) Adjusted EBITDA and Adjusted EBITDA margin are measures that are not calculated in accordance with GAAP. For a reconciliation of Adjusted EBITDA to net income (loss), please see the appendix to this presentation.

(2) Organic revenue excludes the impact of acquisitions and divestitures, when applicable. Organic CAGR is calculated based on cumulative organic revenues.

20

Daymon Acquisition Significantly Strengthened Competitive Position Combination created the industry’s leading provider of services to both brands and retailers #1 Provider of Brand Services #1 Provider of Retailer Services 1 Filled Retailer-Centric Merchandising ü Added pioneer and leader in retailer merchandising Gap 2 ü Added attractive in-store demo partnerships with Experiential Marketing Share Costco, Whole Foods and other retailer chains 3 Filled ü Added pioneer and leader in private brand development Private Label Services Gap services 21Daymon Acquisition Significantly Strengthened Competitive Position Combination created the industry’s leading provider of services to both brands and retailers #1 Provider of Brand Services #1 Provider of Retailer Services 1 Filled Retailer-Centric Merchandising ü Added pioneer and leader in retailer merchandising Gap 2 ü Added attractive in-store demo partnerships with Experiential Marketing Share Costco, Whole Foods and other retailer chains 3 Filled ü Added pioneer and leader in private brand development Private Label Services Gap services 21

COVID-19 Temporary Headwinds for Portions of Advantage Post-COVID- Current 19 Long-Term % of 2019A Revenues COVID-19 Impact Status Outlook § Brand and retailer centric sales ↑ Sales 52% Positive Positive § Digital commerce ↑ § Foodservice and all other ↓ Experiential Temporary Positive / § In-Store Sampling ↓ Disruption Neutral § Virtual Sampling / Events ↑ 48% Marketing All other marketing § Digital marketing ↓ Neutral Neutral § Agency 1 § Brand development ↑ Resilient business model and flexible cost structure position Advantage well to weather short-term headwinds 22 Expect most materially impacted business units to recover once they are operational because of durable demandCOVID-19 Temporary Headwinds for Portions of Advantage Post-COVID- Current 19 Long-Term % of 2019A Revenues COVID-19 Impact Status Outlook § Brand and retailer centric sales ↑ Sales 52% Positive Positive § Digital commerce ↑ § Foodservice and all other ↓ Experiential Temporary Positive / § In-Store Sampling ↓ Disruption Neutral § Virtual Sampling / Events ↑ 48% Marketing All other marketing § Digital marketing ↓ Neutral Neutral § Agency 1 § Brand development ↑ Resilient business model and flexible cost structure position Advantage well to weather short-term headwinds 22 Expect most materially impacted business units to recover once they are operational because of durable demand

Advantage Solutions Financial Overview Section 3Advantage Solutions Financial Overview Section 3

Summary Financials – Revenue Sales Marketing $3,785 $3,708 $3,470 $3,206 $2,045 $2,025 $1,955 $1,857 $1,851 $1,830 $2,417 $1,588 $1,425 $1,182 $828 2017A 2018A 2019A 2020E 2021E 2017A 2018A 2019A 2020E 2021E 2017A 2018A 2019A 2020E 2021E Growth: 9.7% 16.9% 5.3% 3.6% 1.0% 27.1% 123.4% (1.1%) (35.4%) 20.6% 15.1% 53.4% 2.1% (15.3%) 8.2% Commentary § Daymon acquisition contributed meaningful growth in 2018 § Strong organic growth in 2019 § 2020 meaningfully impacted by COVID-19 à strength in sales segment and weakness in marketing segment § Forecasting a conservative recovery for 2021 24 Note: Dollars in millions. Includes acquisitions.Summary Financials – Revenue Sales Marketing $3,785 $3,708 $3,470 $3,206 $2,045 $2,025 $1,955 $1,857 $1,851 $1,830 $2,417 $1,588 $1,425 $1,182 $828 2017A 2018A 2019A 2020E 2021E 2017A 2018A 2019A 2020E 2021E 2017A 2018A 2019A 2020E 2021E Growth: 9.7% 16.9% 5.3% 3.6% 1.0% 27.1% 123.4% (1.1%) (35.4%) 20.6% 15.1% 53.4% 2.1% (15.3%) 8.2% Commentary § Daymon acquisition contributed meaningful growth in 2018 § Strong organic growth in 2019 § 2020 meaningfully impacted by COVID-19 à strength in sales segment and weakness in marketing segment § Forecasting a conservative recovery for 2021 24 Note: Dollars in millions. Includes acquisitions.

Summary Financials – Adjusted EBITDA *(and % Margin)*

Sales


$342
$295
$310
$348
$352
21.5%
15.9%
15.8%
17.2%
17.2%
2017A
2018A
2019A
2020E
2021E

Marketing


$98
$176
$194
$127
$163
11.8%
9.5%
10.6%
10.7%
11.4%
2017A
2018A
2019A
2020E
2021E

ADVANTAGE SOLUTIONS


$440
$471
$504
$475
$515
18.2%
12.7%
13.3%
14.8%
14.8%
2017A
2018A
2019A
2020E
2021E

	Sales 2017A	Sales 2018A	Sales 2019A	Sales 2020E	Sales 2021E	Marketing 2017A	Marketing 2018A	Marketing 2019A	Marketing 2020E	Marketing 2021E	Advantage 2017A	Advantage 2018A	Advantage 2019A	Advantage 2020E	Advantage 2021E
Growth:	*1.1%*	*(13.7%)*	*4.9%*	*12.5%*	*1.1%*	*33.7%*	*80.5%*	*10.4%*	*(34.9%)*	*28.7%*	*6.9%*	*7.2%*	*6.9%*	*(5.8%)*	*8.4%*

Commentary

- Acquisition of Daymon business drove an overall margin decline in 2018 due to mix
- Modest margin growth from cost efficiencies and favorable mix in 2019 and 2020
- Forecasting a conservative recovery for 2021

25

Note: Dollars in millions. Includes acquisitions.

First Half of 2020 Update

Revenue



Q1 Results
$869
$879
Q1 2019
Q1 2020
Q2 Results
$922
$642
Q2 2019
Q2 2020

Adjusted EBITDA *(and % Margin)*



Q1 Results
$96
$106
11.0%
12.1%
Q1 2019
Q1 2020
Q2 Results
$119
$112
12.9%
17.5%
Q2 2019
Q2 2020

	Q1 2019	Q1 2020	Q2 2019	Q2 2020	Q1 2019	Q1 2020	Q2 2019	Q2 2020
Growth:	–	*1.2%*	–	*(30.4%)*	–	*10.9%*	–	*(5.8%)*

Commentary

- Strong start to the year prior to COVID-19 *(January – February)*
- COVID-19 impacted the business starting in March
- Q2 results down largely due to temporary disruption in the experiential marketing business
- Strong Adjusted EBITDA performance a result of flexible cost structure and favorable mix

26

Note: Dollars in millions. Includes acquisitions. Revenue and Adjusted EBITDA numbers are on a consolidated basis.

Long-Term Outlook Long-term organic revenue growth: 1% – 3% § Underlying growth of the CPG industry and food inflation § Historical ’08 – ’19 organic revenue CAGR of 4.0% § Upside from whitespace with existing clients, new business wins and outsourcing trends § Near-term expect to exceed baseline growth as company recovers from impact of COVID-19 Long-term organic Adjusted EBITDA growth: 3% – 5% § Operational efficiency We expect to accelerate growth through M&A § Continue to enhance portfolio of service offerings in both sales and marketing § Historical ‘07 – ’19 revenue and Adj. EBITDA CAGRs of 12.6% and 11.0%, respectively 27Long-Term Outlook Long-term organic revenue growth: 1% – 3% § Underlying growth of the CPG industry and food inflation § Historical ’08 – ’19 organic revenue CAGR of 4.0% § Upside from whitespace with existing clients, new business wins and outsourcing trends § Near-term expect to exceed baseline growth as company recovers from impact of COVID-19 Long-term organic Adjusted EBITDA growth: 3% – 5% § Operational efficiency We expect to accelerate growth through M&A § Continue to enhance portfolio of service offerings in both sales and marketing § Historical ‘07 – ’19 revenue and Adj. EBITDA CAGRs of 12.6% and 11.0%, respectively 27

Strategic and Financially Attractive Tuck-In Acquisition Strategy Philosophy Number of Acquisitions Per Year 13 13 11 10 9 9 9 6 5 3 Disciplined approach to M&A that has delivered consistent and attractive returns 28Strategic and Financially Attractive Tuck-In Acquisition Strategy Philosophy Number of Acquisitions Per Year 13 13 11 10 9 9 9 6 5 3 Disciplined approach to M&A that has delivered consistent and attractive returns 28

Advantage Solutions Transaction Details Section 4Advantage Solutions Transaction Details Section 4

Transaction Overview

- Enterprise value of $5.2bn → compelling valuation at 10.1x 2021E Adj. EBITDA of $515mm and 10.9x 2021E Adj. EBITDA less CapEx of $475mm *(CapEx of $40mm)*
- Transaction proceeds used to reduce leverage
  - Resulting net debt of $1.9bn(1), or 3.7x LTM June Adj. EBITDA and expect to de-lever to ~3.5x at end of 2021E
- Equity portion financed through:
  - $450mm of cash from Conyers Park II trust(2)
  - New common stock private placement of $700mm → 70mm shares purchased at $10.00 per share
    - Existing investor group *(including CVC and Leonard Green)* investing $200mm as part of the private placement
- Jim Kilts to serve as Chairman post-closing
- Closing expected as soon as late October

Pro Forma Valuation

Illustrative Conyers Park II Share Price	**$10.00**
Pro Forma Shares Outstanding *(in Millions)* (3)	330.000
Equity Value	**$3,300**
Net Debt	$1,900
Enteprise Value	**$5,200**

Valuation Multiples	2021E Adj. EBITDA Multiple	10.1x
	2021E Adj. EBITDA - CapEx Multiple	10.9x

Note: Dollars in millions.
(1) Based on a $2.1bn term loan and $200mm of cash.
(2) Assumes no redemptions.
(3) Pro forma share count includes 115.000mm of Conyers Park II public shares (including 70.000mm shares sold in the common stock private placement), 11.250mm of Conyers Park II founder shares, and 203.750mm of rollover shares issued to existing shareholders. Based on a nominal share price of $10.00. Excludes 18.583mm of outstanding warrants (with an exercise price of $11.50) and 5.000mm rollover performance shares (which vest at $12.00 per share).
(4) Net debt balance as of June 2020.

Cash Sources and Uses

Cash Sources	Cash From Conyers Park II Trust(2)	$450
	Common Stock Private Placement	$700
	New Net Debt Financing(1)	$1,900
	Total Cash Sources	**$3,050**
Cash Uses	Retirement of Existing Net Debt(4)	$2,892
	Estimated Transaction Fees and Expenses	$158
	Total Cash Uses	**$3,050**

Pro Forma Equity Ownership(2)


Conyers Park II Founders
3%
Conyers Park II Public Shareholders *(including Private Placement)*
35%
62%
Existing Shareholders

30

Operating Benchmarking to Peers



Long Term Revenue CAGR[5]
6.0%
3.0%
0.0%
1-3%
3.7 %
2.4 %
0.9 %
2.6 %
Median of U.S. CPGs[1]
Median of Select Best-in-Class Business Services[2]
Median of Other Business Outsourcers[3]
Median of Select Info Services[4]



CY'21E Adj. EBITDA Margin
40.0%
20.0%
0.0%
Estimated Normalized EBITDA Margin[6] of ~16%
14.8%
22.0 %
17.8 %
8.3 %
29.2 %
Median of U.S. CPGs[1]
Median of Select Best-in-Class Business Services[2]
Median of Other Business Outsourcers[3]
Median of Select Info Services[4]



CY'21E Cash Flow Conversion[7]
100.0%
80.0%
60.0%
92.2%
82.7 %
77.6 %
66.3 %
83.1 %
(8)
Median of U.S. CPGs[1]
Median of Select Best-in-Class Business Services[2]
Median of Other Business Outsourcers[3]
Median of Select Info Services[4]

Source: Capital IQ data as of September 1, 2020 and company filings. Estimates calendarized to December year end. Fx rates as of September 1, 2020.
(1) U.S. CPG comparables include Church & Dwight, Clorox, PepsiCo, J. M. Smucker and Reynolds.
(2) Select Best-in-Class Business Services include Bright Horizons, BrightView, Healthcare Services, Cintas and Ecolab.
(3) Other Business Outsourcers include Aramark, Accenture, Genpact, Compass and Sodexo.
(4) Select Info Services include ADP, Nielsen, Verisk Analytics, Gartner and IHS Markit.
(5) CY2019A – CY2022E CAGR per IBES estimates for peers. Post-COVID-19 organic growth guidance for peers not generally available.
(6) Estimated normalized EBITDA margin is adjusted for pass-through.
(7) Defined as Adj. EBITDA less CapEx divided by Adj. EBITDA.
(8) Assumes CY'21E CapEx of $40mm (*~1% of projected revenue*).

31

Valuation Benchmarking to Peers

- At $10.00 per share value, Advantage is attractively valued relative to the median of all peer sets
  - A more attractive valuation is implied on an Adj. EBITDA less CapEx basis

CY'21E Adj. EBITDA Multiple



30.0 x
20.0 x
10.0 x
0.0 x
10.1 x
16.3 x
22.1 x
12.2 x
18.5 x
Median of U.S. CPGs(1)
Median of Select Best-in-Class Business Services(2)
Median of Other Business Outsourcers(3)
Median of Select Info Services(4)

CY'21E Adj. EBITDA Less CapEx Multiple



30.0 x
20.0 x
10.0 x
0.0 x
10.9 x
23.2 x
28.2 x
18.9 x
21.7 x
(5)
Median of U.S. CPGs(1)
Median of Select Best-in-Class Business Services(2)
Median of Other Business Outsourcers(3)
Median of Select Info Services(4)

Source: Capital IQ data as of September 1, 2020 and company filings. Estimates calendarized to December year end. Fx rates as of September 1, 2020.
(1) U.S. CPG comparables include Church & Dwight, Clorox, PepsiCo, J. M. Smucker and Reynolds.
(2) Select Best-in-Class Business Services include Bright Horizons, BrightView, Healthcare Services, Cintas and Ecolab.
(3) Other Business Outsourcers include Aramark, Accenture, Genpact, Compass and Sodexo.
(4) Select Info Services include ADP, Nielsen, Verisk Analytics, Gartner and IHS Markit.
(5) Assumes CY'21E CapEx of $40mm (*~1% of projected revenue*).

32

Conclusion Section 5Conclusion Section 5

In Conclusion… § Advantage is an attractive asset for Conyers Park II § Clear leader in the mission-critical sales and marketing industry – Better positioned versus competition today than it ever has been § Robust financial profile à resiliency across economic cycles and industry changes § High quality management team à proven winners § Attractive entry valuation with conservative forecast § Lastly, we are confident in our ability to add value to the business 34In Conclusion… § Advantage is an attractive asset for Conyers Park II § Clear leader in the mission-critical sales and marketing industry – Better positioned versus competition today than it ever has been § Robust financial profile à resiliency across economic cycles and industry changes § High quality management team à proven winners § Attractive entry valuation with conservative forecast § Lastly, we are confident in our ability to add value to the business 34

AppendixAppendix

Peer Benchmarking

Company	Closing Price 1-Sep-2020	% of 52 Week High	Adjusted Equity Market Cap ($bn)	Adjusted Enterprise Value ($bn)	Enterprise Value Multiples EBITDA 2020	Enterprise Value Multiples EBITDA 2021	Calendarized P/E Multiples 2020	Calendarized P/E Multiples 2021	CY2021E EBITDA Margin	CY2021 EBITDA-Capex Multiple	CY2021 FCF Conversion(1)	Long Term Growth (2)	Dividend Yield
U.S. CPGs													
PepsiCo	$ 139.19	95 %	$ 193.3	$ 229.3	17.7 x	16.3 x	26.0 x	23.5 x	19.7 %	23.4 x	69.6 %	3.7 %	2.8 %
Clorox	220.09	92	28.2	30.2	20.4	19.4	29.3	28.4	22.0	23.5	82.7	7.2	1.9
Church & Dwight	95.33	98	24.2	25.7	22.4	21.5	34.0	31.7	24.3	23.2	93.0	5.4	1.0
J. M. Smucker	117.96	94	13.5	18.4	11.0	11.0	13.6	13.7	21.4	13.4	82.5	(0.5)	3.1
Reynolds	33.32	93	7.0	9.0	12.7	12.4	17.4	16.8	22.8	14.0	88.6	2.4	1.1
Median			**$ 24.2**	**$ 25.7**	**17.7 x**	**16.3 x**	**26.0 x**	**23.5 x**	**22.0 %**	**23.2 x**	**82.7 %**	**3.7 %**	**1.9 %**
Select Best-in-Class Business Services													
Ecolab	$ 201.66	87 %	$ 58.4	$ 64.3	25.8 x	22.1 x	49.2 x	37.0 x	22.9 %	28.9 x	76.3 %	(3.3)%	0.9 %
Cintas	335.31	100	36.1	38.6	25.1	23.8	41.2	38.1	22.2	28.2	84.3	2.4	3.0
Bright Horizons	135.74	77	8.3	9.1	50.0	25.5	144.4	40.5	17.8	32.9	77.6	3.7	0.0
Healthcare Services	20.70	66	1.5	1.4	11.1	10.6	18.5	17.1	7.0	11.1	95.4	1.7	3.9
BrightView	12.92	65	1.4	2.5	8.9	8.0	13.4	11.0	12.2	10.3	77.6	2.8	0.0
Median			**$ 8.3**	**$ 9.1**	**25.1 x**	**22.1 x**	**41.2 x**	**37.0 x**	**17.8 %**	**28.2 x**	**77.6 %**	**2.4 %**	**0.9 %**
Other Business Outsourcers													
Accenture	$ 240.02	99 %	$ 152.7	$ 146.8	18.0 x	17.3 x	30.8 x	28.8 x	17.9 %	18.9 x	91.7 %	5.0 %	1.3 %
Compass	£ 11.76	55	28.2	35.1	19.1	14.2	42.3	23.2	8.2	23.4	60.7	0.9	9.1
Sodexo	€ 59.54	55	10.4	15.8	12.7	9.5	24.9	15.0	6.9	14.3	66.3	0.4	19.5
Genpact	$ 41.48	92	8.0	9.1	13.2	12.2	20.1	18.2	18.7	14.5	84.0	7.1	0.9
Aramark	27.83	59	7.0	14.0	16.2	11.8	185.5	27.1	8.3	19.7	60.0	0.0	1.6
Median			**$ 10.4**	**$ 15.8**	**16.2 x**	**12.2 x**	**30.8 x**	**23.2 x**	**8.3 %**	**18.9 x**	**66.3 %**	**0.9 %**	**1.6 %**
Select Info Services													
ADP	$ 147.68	81 %	$ 63.6	$ 63.9	18.3 x	17.2 x	25.9 x	24.6 x	25.2 %	18.2 x	94.2 %	2.2 %	2.3 %
IHS Markit	81.15	96	32.3	37.5	20.3	18.5	29.0	25.4	43.7	21.7	85.2	2.6	0.4
Verisk Analytics	187.69	98	30.5	33.3	24.7	23.4	38.4	35.7	48.6	28.2	83.1	6.1	0.6
Gartner	130.06	79	11.6	13.4	21.0	19.0	41.3	37.2	16.1	23.8	80.2	5.0	0.0
Nielsen	14.88	64	5.3	13.5	7.5	7.3	9.6	8.7	29.2	10.5	69.5	(0.2)	3.6
Median			**$ 30.5**	**$ 33.3**	**20.3 x**	**18.5 x**	**29.0 x**	**25.4 x**	**29.2 %**	**21.7 x**	**83.1 %**	**2.6 %**	**0.6 %**

Source: Capital IQ data as of September 1, 2020 and company filings. Estimates calendarized to December year end. Fx rates as of September 1, 2020.
(1) Defined as Adj. EBITDA less CapEx divided by Adj. EBITDA.
(2) CY2019A – CY2022E CAGR per IBES estimates. Post-COVID-19 organic growth guidance not generally available.

36

Non-GAAP Reconciliation *(1/2)*

Adjusted EBITDA reconciliation for Q1 and Q2 results *(for 2019 and 2020)*

	3-Months Ended		3-Months Ended	
	March 31, 2019	March 31, 2020	June 30, 2019	June 30, 2020
Net Income / (Loss)	**($44)**	**($22)**	**($13)**	**($38)**
Income Tax Expense / (Benefit)	1	1	(2)	(14)
Interest Expense	61	52	60	52
Depreciation and Amortization	58	60	59	59
Management Fees and Stock Based Compensation[(1)]	2	4	1	4
Restructuring Charges[(2)]	2	1	1	46
EBITDA for Economic Interests in Investments[(3)]	(1)	(2)	(2)	(1)
Acquisitions Related Expenses and Contingencies[(4)]	12	10	11	9
Other One-Time Charges[(5)]	5	2	4	(5)
Adjusted EBITDA	**$96**	**$106**	**$119**	**$112**

Note: Dollars in millions.
(1) Historical management fees paid to existing shareholders and non-cash stock based compensation expense.
(2) One-time restructuring activities costs associated with non-recurring reorganization projects.
(3) Adjustment reflects Advantage's proportional share of Adjusted EBITDA related to its equity method investments and removal of Adjusted EBITDA related to minority investments.
(4) Includes one-time acquisition-related expenses and certain non-cash fair value adjustments related to prior acquisitions.
(5) Other charges consists primarily of one-time losses and costs associated with the Take 5 matter.

37

Non-GAAP Reconciliation *(2/2)*

Adjusted EBITDA reconciliation on annual basis for 2007 – 2019 time period

	Fiscal Year Ended December 31,												
	2007A	2008A	2009A	2010A	2011A	2012A	2013A	2014A	2015A	2016A	2017A	2018A	2019A
				Unaudited				*Unaudited*					
Net Income / (Loss)	**$6**	**($201)**	**$21**	**($35)**	**($25)**	**$4**	**$35**	**($99)**	**$25**	**$31**	**$388**	**($1,151)**	**($20)**
Income Tax Expense / (Benefit)	10	(13)	16	–	(9)	(8)	18	(17)	18	23	(359)	(168)	1
Interest Expense	70	59	46	96	107	112	106	168	161	167	180	230	232
Depreciation and Amortization	51	53	60	58	125	145	126	144	165	170	180	225	233
Management Fees and Stock Based Compensation(1)	1	1	1	1	2	2	2	3	7	8	10	(2)	8
Restructuring Charges(2)	–	–	–	–	–	–	–	–	5	2	7	12	5
EBITDA for Economic Interests in Investments(3)	–	–	–	–	–	(11)	(13)	–	1	2	(4)	(7)	(8)
Acquisitions Related Expenses and Contingencies(4)	–	(5)	–	66	5	1	–	128	(21)	9	38	6	33
Other One-Time Charges(5)	6	255	26	–	–	–	–	–	4	(1)	–	1,326	20
Adjusted EBITDA	**$144**	**$149**	**$170**	**$186**	**$205**	**$245**	**$274**	**$327**	**$365**	**$411**	**$440**	**$471**	**$504**

Note: Dollars in millions. Unaudited periods 2010 and 2014 are both comprised of audited stub periods to sum up to full year financials (individual stub periods within each year are audited, full year summations are unaudited).
(1) Historical management fees paid to existing shareholders and non-cash stock based compensation expense.
(2) One-time restructuring activities costs associated with non-recurring reorganization projects.
(3) Adjustment reflects Advantage's proportional share of Adjusted EBITDA related to its equity method investments and removal of Adjusted EBITDA related to minority investments.
(4) Includes one-time acquisition-related expenses and certain non-cash fair value adjustments related to prior acquisitions.
(5) Other charges consists primarily of one-time losses and costs associated with the Take 5 matter. 2008 and 2018 adjustments include non-cash intangibles impairment expenses.

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